                                                                   EXHIBIT 10.31



                             CONSENT TO ASSIGNMENT


ERO Marketing, Inc. ("ERO Marketing"), Impact International, Inc. ("Impact"), Priss Prints, Inc. ("Priss"), AMAV Industries, Ltd. ("AMAV") and ERO Canada, Inc. ("ERO Canada") (sometimes collectively referred to herein as the "Licensees") have represented to Disney Enterprises, Inc. ("Disney") that Hedstrom Corporation ("Hedstrom") will acquire one hundred percent (100%) of the stock of ERO, Inc., the parent corporation of each of the Licensees, by virtue of a merger between ERO, Inc., and a wholly owned subsidiary of Hedstrom (the "Merger"). It has been further represented that the Merger transaction is anticipated to close on or about June 12, 1997, and that immediately after the Merger each of ERO Marketing, Impact, Priss, AMAV and ERO Canada shall operate as wholly owned subsidiaries of the acquired company. Effective as of June 12, 1997 based on the representations to Disney concerning the Merger, and provided that the Merger closes as planned and is not later rescinded, Disney hereby consents to the above described Merger and the resulting assignment and transfer by ERO Marketing, Impact, Priss, AMAV and ERO Canada of all of the rights and obligations of each of them under those certain license agreements as referenced on Exhibit A attached hereto (collectively the "Transferred Agreements"), subject to the terms stated herein.

Nothing contained herein shall be construed to modify, waive or impair any of the provisions, terms and conditions of any of the Transferred Agreements except as specified herein. Moreover, such assignment and transfer of the Transferred Agreements shall not be effective unless and until Hedstrom agrees by signing below to assume the payment and performance of all liabilities and obligations of ERO Marketing, Impact, Priss, AMAV and ERO Canada respectively, under the Transferred Agreements, as if Hedstrom had been an original party thereto, and assumes all rights, obligations and liabilities of each of the Licensees respectively, under the Transferred Agreements, whether incurred prior to or after the effective date of the Merger described herein. Hedstrom hereby further assumes full liability for any and all audit findings determined by Disney to be payable in relation to all prior and current license agreements, including but not limited to the Transferred Agreements, of any of the Licensees.

Disney's consent herein is further based upon the representation that the above-described Merger shall not cause the interruption of the businesses of the Licensees as regards the Transferred Agreements, and is conditional upon the following agreed terms and conditions:

1. Disney shall receive a transfer fee in the amount and according to the terms and conditions set forth in that certain Transfer Fee Agreement concurrently entered into by and between the parties, dated effective as of June 12, 1997.

2. The Royalty rates and Principal Terms for the Transferred Agreements for the United States and Canada only shall be as follows:

         a. The Royalty rates shall [*] all Transferred Agreements through December 31, 1997. On all Standard Character and Pooh Transferred Agreements, the Principal Terms shall be extended through December 31, 1999 and the Royalty rate shall [*] on F.O.B.-In Sales ([*] on F.O.B-Out Sales).

         b. The Principal Terms of Filmed Entertainment Transferred Agreements for "Hercules", "Toy Story", "101 Dalmatians (live action)", and "The Little Mermaid" shall be extended through December 31, 1999 and the Royalty rates on each of them shall [*] through June 30, 1998. Effective for sales periods from July 1, 1998 through December 31, 1999, Royalty rates for any and all Filmed Entertainment Transferred Agreements shall be [*] on F.O.B.-In Sales ([*] on F.O.B.-Out Sales).

         c. The Royalty Payment Period for all Transferred Agreements shall be monthly.

         d. Nothing contained herein shall be deemed to modify the Royalty rates, Principal Terms or Royalty Payment Periods of any of the European Transferred Agreements.

3. Guarantee amounts for the extended terms of the Transferred Agreements for the United States and Canada only shall be stated on the attached Exhibit B.

4. Disney shall offer to appropriate Licensee(s) future licenses for "Mulan", "Simba's Pride" and "A Bug's Life" in the United States and Canada at the following Royalty rates:

         a. The licenses for "Mulan" shall be at [*] on F.O.B.-In Sales ([*] on F.O.B.-Out Sales).

         b. For all other Filmed Entertainment licenses, for sales periods effective on or after July 1, 1998, through December 31, 1999, the Royalty rate shall be [*] on F.O.B.-In Sales ([*] on F.O.B.-Out Sales).

         c. Except as to the Royalty rates set forth above, any and all future licenses shall be subject to the parties' good faith negotiation of all other terms and conditions, and their execution of a formal written contract for each subject property. If after a reasonable period





__________________________________

* FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

of negotiations, the parties were unable to agree upon the terms and conditions for any such license, Disney may withdraw its offer to the subject license without any further obligation to the subject Licensee(s).

5. Royalty rates for any license(s) in effect after December 31, 1999, shall be governed by the applicable license as agreed between the parties.

6. Disney's consent herein shall not be construed to create or evidence any obligation on the part of Disney to grant any renewals, extensions or re-licenses of the Transferred Agreements, or to grant any future license(s), except as specified herein.

7. All capitalized terms used herein shall have the same meanings as ascribed to them in the most recent Transferred Agreement.

8. Except as expressly modified by this Consent to Assignment or the corresponding Transfer Fee Agreement, the Transferred Agreements shall remain unchanged and in full force and effect according to their terms. To the extent required by Disney, ERO Marketing, Impact, Priss, AMAV and ERO Canada hereby agree to execute formal written amendments to their respective Transferred Agreements to memorialize the modifications set forth herein.

9. All terms and conditions stated in this Consent to Assignment shall be treated by the parties as confidential and maintained with the same degree of protection as each uses in protection of its own confidential information.

10. ERO, Inc. represents and warrants that it is the parent corporation of each of the Licensees and that it has the full power and authority to bind each Licensee and to execute this Consent to Assignment on behalf of each of them. The parties hereto are not presently aware of any additional ERO, Inc. subsidiaries that are parties to current Disney licenses in Europe and would be affected by this Merger transaction. However, if any such additional subsidiaries are found to exist, they shall be deemed to be included within the definition of "Licensees" and their licenses that are transferred hereunder shall be deemed to be included within the definition of "Transferred Agreements" under this Consent to Assignment.

11. Each of the signatories below hereby expressly represents and warrants that he or she has the full power and authority to execute this Consent to Assignment on behalf of the party for which he or she is signing, and to so bind said party to the terms hereof, without any further consents, approvals or authorizations being required for such binding execution. Specifically, and without limitation of the foregoing, Hedstrom hereby represents and warrants that it has the full power and authority to execute this Consent to Assignment on behalf of

ERO, Inc., and to bind ERO, Inc., and thereby each of the Licenses, to the terms and conditions stated herein.

12. Disney's execution of this Consent to Assignment shall not be binding or effective unless and until this Consent to Assignment and the separate corresponding Transfer Fee Agreement have been executed by all parties and a fully executed copy of each has been returned to Disney. No modification of any provision of this Consent to Assignment shall be binding upon Disney unless specifically agreed to in writing by Disney.

DISNEY ENTERPRISES, INC.


By:   /s/ [ILLEGIBLE]
      -----------------------------
Title: [ILLEGIBLE]
      --------------------------


ACCEPTED AND AGREED:

ERO, INC. (On behalf of itself and each of its wholly-owned subsidiaries, ERO Marketing, Inc., Impact International, Inc., Priss Prints, Inc., AMAV Industries, Ltd. and ERO Canada, Inc.)


By: /s/ Alan Plotkin
   -----------------------------
Title: Vice President
      --------------------------



HEDSTROM CORPORATION



By: /s/ Alan Plotkin
   -----------------------------
Title: Vice President
      --------------------------

                                   EXHIBIT A

                          TRANSFERRED AGREEMENTS: USA

Contract Name                                                      Start Date                 End Date
--------------------------------------------------------        ---------------            --------------
Impact International, Inc.
--------------------------
The Hunchback of Notre Dame                                         06/01/95                  12/31/98
Toy Story                                                           02/01/96                  12/31/97
Disney's 101 Dalmatians - Live Action                               02/01/96                  06/30/98
Mighty Ducks - Animated TV Show                                     05/31/96                  06/30/98
Disney's Hercules                                                   07/18/96                  12/31/98
The Little Mermaid                                                  11/04/96                  06/30/99
Brand Spanking New Doug                                             12/13/96                  12/31/99
Disney's George of the Jungle                                       12/13/96                  12/31/99
Winnie the Pooh                                                     10/01/96                  12/31/98
Mickey's Stuff for Kids                                             04/01/96                  12/31/98
Mickey's Stuff for Kids                                             09/01/96                  12/31/98

Priss Prints, Inc.
------------------
The Hunchback of Notre Dame                                         08/15/95                  12/31/97
Disney's 101 Dalmatians - Live Action                               02/12/96                  12/31/98
Disney's Hercules                                                   10/10/96                  12/31/98
The Little Mermaid                                                  01/14/97                  12/31/99
Toy Story                                                           01/01/97                  12/31/97
Winnie the Pooh                                                     01/01/97                  12/31/98
Disney Babies                                                       01/01/97                  12/31/98
Mickey's Stuff for Kids                                             01/01/97                  12/31/98

ERO Marketing, Inc.
-------------------
The Hunchback of Notre Dame                                         05/03/95                  12/31/97
Cinderella                                                          04/01/95                  12/31/97
The Hunchback of Notre Dame (Home Furnishings)                      09/25/95                  12/31/97
Disney's 101 Dalmatians - Live Action                               02/01/96                  12/31/97
Disney's 101 Dalmatians - Live Action (Home Furnishings)            03/01/96                  06/30/98
Toy Story                                                           04/26/96                  12/31/97
Disney's Hercules                                                   09/17/96                  12/31/98
The Little Mermaid                                                  01/01/97                  07/31/99
Winnie the Pooh                                                     07/01/96                  12/31/97
Mickey's Stuff for Kids/Disney Babies                               01/01/97                  12/31/98

AMAV Industries, Ltd.
---------------------
Mickey's Stuff for Kids                                             01/15/97                  12/31/99

                         TRANSFERRED AGREEMENTS: CANADA

Contract Name                                                      Start Date                 End Date
--------------------------------------------------------        ---------------            --------------
ERO Canada, Inc.
----------------
Mickey's Stuff for Kids                                             01/01/97                  12/31/97
The Hunchback of Notre Dame (Home Furnishings)                      10/01/95                 03/31/97**
The Hunchback of Notre Dame (Stationery)                            10/01/95                  12/31/97
The Hunchback of Notre Dame (Home Furnishings)                      10/01/95                  12/31/97
Disney's 101 Dalmatians - Live Action (Home Furnishings)            03/01/96                  06/30/98
Disney's 101 Dalmatians - Live Action (Stationery)                  08/01/96                  12/31/97
Toy Story                                                           05/01/96                  12/31/97
Winnie the Pooh                                                     01/01/96                  12/31/97
Disney's Hercules                                                   01/01/97                  12/31/98

Priss Prints, Inc.
------------------
Mickey's Stuff for Kids/Disney Babies                               01/01/97                  12/31/98
The Lion King                                                       01/01/97                  12/31/97
The Little Mermaid                                                  01/01/97                  12/31/98
Cinderella                                                          01/01/97                  12/31/97
Disney's 101 Dalmatians - Live Action                               01/01/96                  12/31/97
Toy Story                                                           01/01/97                  12/31/97
Winnie the Pooh                                                     01/01/97                  12/31/98
Disney's Hercules                                                   10/01/96                  12/31/98

Impact International, Inc.
--------------------------
Mighty Ducks - Animated TV Show                                     01/01/97                  06/30/98
Disney's Hercules                                                   01/01/97                  12/31/98
Winnie the Pooh                                                     01/01/97                  12/31/98



**Sell off: 270 days

                     TRANSFERRED AGREEMENTS:  INTERNATIONAL


License No. 7960310, for various film properties and Winnie the Pooh, expiring June 30, 1997.

License No. 7960321, for standard characters, expiring June 30, 1997.

License No. 7960326, for 101 Dalmatians (animated and live action), expiring June 30, 1997.

                                  EXHIBIT B

IMPACT INTERNATIONAL/PRISS PRINTS/ERO MARKETING - PROPOSED CONTRACT EXTENSIONS
                        UNITED STATES AND CANADA ONLY*

========================================================================================================================
                                    CONTRACT         RENEWAL PERIOD     '98 EXTENSION GUARANTEE  '99 EXTENSION GUARANTEE
----------------------------    ----------------   ------------------   -----------------------  -----------------------
 Impact International, Inc.      Toy Story           1/1/98-12/31/99               *                       *
                                 101 Dalmatians      7/1/98-12/31/99               *                       *
                                 Hercules            1/1/99-12/31/99               *                       *
                                 Little Mermaid      7/1/99-12/31/99               *                       *
                                 MFK                 1/1/99-12/31/99               *                       *
                                 Winnie-The-Pooh     1/1/99-12/31/99               *                       *
                                 Doug                   No Change                  *                       *
                                 George of the          No Change                  *                       *
                                   Jungle
                                 Mighty Ducks TV           None                    *                       *
                                 MFK (Sandwich             None                    *                       *
                                   Bags)
                                 Hunchback                 None                    *                       *
========================================================================================================================



========================================================================================================================
                                    CONTRACT         RENEWAL PERIOD     '98 EXTENSION GUARANTEE  '99 EXTENSION GUARANTEE
----------------------------    ----------------   ------------------   -----------------------  -----------------------
 Priss Prints                    Hercules            1/1/99-12/31/99               *                        *
                                 Little Mermaid         No Change                  *                        *
                                 101 Dalmatians      1/1/99-12/31/99               *                        *
                                 Toy Story           1/1/98-12/31/99               *                        *
                                 Disney Babies       1/1/99-12/31/99               *                        *
                                 MFK                 1/1/99-12/31/99               *                        *
                                 Winnie-The-Pooh     1/1/99-12/31/99               *                        *
                                 Hunchback                 None                    *                        *

========================================================================================================================
                                    CONTRACT         RENEWAL PERIOD     '98 EXTENSION GUARANTEE  '99 EXTENSION GUARANTEE
----------------------------    ----------------   ------------------   -----------------------  -----------------------
 Ero Marketing, Inc.             101 Dalmatians      7/1/98-12/31/99               *                       *
                                   (HF)
                                 101 Dalmatians      1/1/98-12/31/99               *                       *
                                 Toy Story           1/1/98-12/31/99               *                       *
                                 Hercules            1/1/99-12/31/99               *                       *
                                 Little Mermaid      1/1/97-12/31/97               *                       *
                                 MFK/Disney          1/1/99-12/31/99               *                       *
                                   Babies
                                 Winnie-The-Pooh     1/1/98-12/31/99               *                       *
                                 Hunchback                 None                    *                       *
                                 Hunchback (HF)            None                    *                       *
                                 Cinderella                None                    *                       *
========================================================================================================================

========================================================================================================================
                                    CONTRACT         RENEWAL PERIOD     '98 EXTENSION GUARANTEE  '99 EXTENSION GUARANTEE
----------------------------    ----------------   ------------------   -----------------------  -----------------------
 AMAV                            MFK                    No Change                  *                        *
========================================================================================================================


* FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.